EXHIBIT 99.1


THE MORTGAGE POOL

         The statistical information presented herein describes the Mortgage Loans based on the characteristics of the Statistic Calculation Mortgage Loans as of close of business on January 31, 2006. Unless otherwise set forth herein, approximate percentages set forth with respect to the Statistic Calculation Mortgage Loans are measured by the respective aggregate Principal Balances (as defined herein) of the Statistic Calculation Mortgage Loans as of the Cut-Off Date (as defined herein). With respect to any date of determination, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to its Cut-Off Date Principal Balance, minus all collections credited against the Cut-Off Date Principal Balance of such Mortgage Loan. The "Cut-Off Date Principal Balance" of a Mortgage Loan is the outstanding principal balance as of the related Cut-Off Date. The "Cut-Off Date" with respect to the Statistic Calculation Mortgage Loans is the close of business on January 31, 2006. The Principal Balance of a Liquidated Mortgage Loan after the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan will be zero.

         The statistic calculation mortgage pool (the "Statistic Calculation Mortgage Pool") consists of 2,343 Mortgage Loans, and the related mortgaged properties (the "Mortgaged Properties") are located in 36 states as set forth herein. As of the Cut-Off Date, the Statistic Calculation Mortgage Loans had an aggregate Cut-Off Date Principal Balance of $169,992,683. Approximately 11.93% and 88.07% of the Statistic Calculation Mortgage Pool consists of fixed-rate and adjustable-rate Mortgage Loans, respectively, with remaining terms to maturity of not more than 360 months. As of the Cut-Off Date, the maximum Principal Balance of any of the Statistic Calculation Mortgage Loans was $700,000, the minimum Principal Balance thereof was $9,579, and the Principal Balance of such Statistic Calculation Mortgage Loans averaged $72,553. As of the Cut-Off Date, the loan rates payable on the Statistic Calculation Mortgage Loans (the "Loan Rates") ranged from 5.100% to 12.950% per annum, and the weighted average Loan Rate for the Statistic Calculation Mortgage Loans was 7.950% per annum. As of the Cut-Off Date, the original term to stated maturity of the Statistic Calculation Mortgage Loans ranged from 60 months to 360 months, the remaining term to stated maturity ranged from 46 months to 360 months, the weighted average original term to stated maturity was approximately 337 months, the weighted average remaining term to stated maturity was approximately 334 months, and the CLTV (as defined herein) ranged from 5.79% to 90% with a weighted average CLTV of 69.58%, and the FICO Scores ranged from 458 to 817 with a weighted average FICO Score of 611. The Statistic Calculation Mortgage Loans had stated maturities ranging from August 26, 2009 to February 23, 2036. All of the Statistic Calculation Mortgage Loans required monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. The Statistic Calculation Mortgage Loans are secured by either first or second mortgages or deeds of trust on Mortgaged Properties. The Statistic Calculation Mortgage Pool consists of 73.21% of loans secured by first liens on the related Mortgaged Properties and 26.79% of loans secured by second liens on the related Mortgaged Properties. No Statistic Calculation Mortgage Loan was 30 or more days delinquent as of the Cut-Off Date. The Mortgaged Properties securing the Statistic Calculation Mortgage Loans consist primarily of residential properties that are one- to four-family properties. Based upon representations of the mortgagors at the time of origination, 96.00% of the related Mortgaged Properties were owner occupied. None of the Statistic Calculation Mortgage Loans was originated by Ocean Bank to facilitate the sale of property acquired by Ocean Bank in connection with prior foreclosures.


ADJUSTABLE-RATE MORTGAGE LOANS

         All of the adjustable-rate Mortgage Loans are "hybrid mortgage loans" that generally have Loan Rates that first adjust after an initial fixed rate period of two or three years following origination depending on the terms of the particular mortgage note and then adjust semi-annually thereafter. The adjustable-rate Mortgage Loans provide for semi-annual adjustment of the related Loan Rate based on the Six-Month LIBOR, as described at "--The Index" below. In the case of the adjustable-rate Mortgage Loans, there will be corresponding adjustments to the monthly payment amount, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided that the first such adjustment (i) in the case of approximately 97.79% of the adjustable-rate Statistic Calculation Mortgage Loans, approximately two years following origination, and (ii) in the case of approximately 2.21% of the adjustable-rate Statistic Calculation Mortgage Loans, approximately three years following origination. On each Adjustment Date for an adjustable-rate Mortgage Loan, the Loan Rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8%, of the index and a fixed percentage amount (the "Margin"), provided that the Loan Rate on each such adjustable-rate Mortgage Loan will not increase or decrease by more than 1.000% (the "Subsequent Periodic Rate Cap") on any related Adjustment Date and will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the "Maximum Rate") or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the "Minimum Rate"). The Loan Rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related Mortgage Note (the "Initial Periodic Rate Cap"); the Initial Periodic Rate Caps are 2.000% for 83.01% of the adjustable-rate Statistic Calculation Mortgage Loans and 3.000% for 16.99% of the adjustable-rate Statistic Calculation Mortgage Loans. Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, Subsequent Periodic Rate Caps and Maximum Rates, the Loan Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the index and the related Margin, rounded as described above. The Margins of the adjustable-rate Statistic Calculation Mortgage Loans ranged from 3.900% to 11.050% with a weighted average Margin of 6.736%. The Maximum Rate of the adjustable-rate Statistic Calculation Mortgage Loans ranged from 11.150% to 19.660% with a weighted average Maximum Rate of 14.326%. The Minimum Rate of the adjustable-rate Statistic Calculation Mortgage Loans ranged from 5.150% to 12.300% with a weighted average Minimum Rate of 7.990%. See "--The Index" below. The adjustable-rate Mortgage Loans generally do not permit the mortgagor to convert the adjustable Loan Rate to a fixed Loan Rate.

The Index

         The index applicable to the determination of the Loan Rates for all of the adjustable-rate Mortgage Loans will be the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related Mortgage Note (the "Six-Month LIBOR") and as most recently available as of the first Business Day of the month immediately preceding the month of the related Adjustment Date.

MORTGAGE LOAN CHARACTERISTICS

         Unless otherwise set forth herein, set forth below is approximate statistical information with respect to the Statistic Calculation Mortgage Loans measured by the respective aggregate Principal Balances thereof as of the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.


                         CUT-OFF DATE PRINCIPAL BALANCES

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
    CUT-OFF DATE PRINCIPAL BALANCES ($)               MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
  9,579 -  50,000........................                  1,249            $   37,502,962.61            22.06%
 50,001 - 100,000........................                    620                42,778,724.05            25.17
100,001 - 150,000........................                    219                26,926,525.99            15.84
150,001 - 200,000........................                    110                19,191,649.45            11.29
200,001 - 250,000........................                     55                12,282,097.83             7.23
250,001 - 300,000........................                     40                10,932,572.07             6.43
300,001 - 350,000........................                     20                 6,423,622.13             3.78
350,001 - 400,000........................                     11                 4,149,993.81             2.44
400,001 - 450,000........................                      4                 1,645,857.43             0.97
450,001 - 500,000........................                      7                 3,320,301.04             1.95
500,001 - 550,000........................                      3                 1,575,162.33             0.93
600,001 - 650,000........................                      3                 1,863,660.79             1.10
650,001 - 700,000........................                      2                 1,399,553.63             0.82
                                                          ------            -----------------          -------
          TOTAL..........................                  2,343            $  169,992,683.16           100.00%
                                                          ======            =================          =======


                             GEOGRAPHIC DISTRIBUTION

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                 STATE                                MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
Arizona..................................                     22            $    2,094,031.75            1.23%
California...............................                     33                 3,231,365.19            1.90
Colorado.................................                      5                   643,711.68            0.38
Connecticut..............................                     56                 3,671,533.76            2.16
Delaware.................................                     21                 1,432,860.03            0.84
Florida..................................                    186                12,014,451.24            7.07
Georgia..................................                     73                 4,468,037.54            2.63
Illinois.................................                     99                 4,355,879.50            2.56
Indiana..................................                     33                 1,399,343.00            0.82
Kansas...................................                      3                   136,250.00            0.08
Kentucky.................................                     19                 1,079,727.44            0.64
Louisiana................................                     14                   690,671.50            0.41
Maine....................................                     46                 3,380,885.28            1.99
Maryland.................................                    101                 8,740,165.69            5.14
Massachusetts............................                     94                 7,545,236.12            4.44
Michigan.................................                     76                 4,502,491.36            2.65
Minnesota................................                     17                   693,277.29            0.41
Missouri.................................                      8                   327,210.87            0.19
Nevada...................................                     27                 2,057,807.16            1.21
New Hampshire............................                     19                   784,594.65            0.46
New Jersey...............................                    332                27,086,326.61           15.93
New Mexico...............................                      1                    44,590.00            0.03
New York.................................                    243                24,776,667.82           14.58
North Carolina...........................                     68                 4,359,713.13            2.56
Ohio.....................................                     77                 3,429,069.29            2.02
Oklahoma.................................                     11                   435,238.87            0.26
Oregon...................................                      5                   537,408.43            0.32
Pennsylvania.............................                    267                13,118,484.34            7.72
Rhode Island.............................                    150                17,361,929.86           10.21
South Carolina...........................                     10                   426,653.66            0.25
Tennessee................................                     36                 1,792,725.92            1.05
Texas....................................                     35                 1,468,833.38            0.86
Utah.....................................                      4                   321,046.47            0.19
Virginia.................................                    110                 8,761,636.91            5.15
Washington...............................                     10                   605,590.10            0.36
Wisconsin................................                     32                 2,217,237.32            1.30
                                                          ------            -----------------         -------
          TOTAL..........................                  2,343            $  169,992,683.16          100.00%
                                                          ======            =================         =======


                          COMBINED LOAN-TO-VALUE RATIOS

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
     COMBINED LOAN-TO-VALUE RATIO (%)                 MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
    5.79 -   10.00.......................                      8            $      205,406.00            0.12%
   10.01 -   20.00.......................                     44                 1,565,674.17            0.92
   20.01 -   30.00.......................                     70                 2,884,752.93            1.70
   30.01 -   40.00.......................                    119                 6,408,747.69            3.77
   40.01 -   50.00.......................                    206                12,631,058.82            7.43
   50.01 -   60.00.......................                    253                16,947,037.51            9.97
   60.01 -   70.00.......................                    421                28,437,114.39           16.73
   70.01 -   80.00.......................                    717                55,235,726.75           32.49
   80.01 -   90.00.......................                    505                45,677,164.90           26.87
                                                          ------            -----------------         -------
          TOTAL..........................                  2,343            $  169,992,683.16          100.00%
                                                          ======            =================         =======

     With respect to each Statistic Calculation Mortgage Loan the original Combined Loan-to-Value Ratios ("CLTV") shown above are equal to (i) the sum of
(a) the original Principal Balance of such Mortgage Loan at the date of origination plus (b) the remaining balance of the first lien, if any, at the date of origination of such Mortgage Loan divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Mortgage Loan, or (b) the purchase price of such Mortgaged Property if the mortgage loan proceeds from such Mortgage Loan are used to purchase such Mortgaged Property. No assurance can be given that the values of such Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of such Mortgage Loans together with the outstanding balances of the related first liens become equal to or greater than the value of the related Mortgaged Properties, the actual losses could be higher than those now generally experienced in the mortgage lending industry.


                                  LIEN POSITION

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
              LIEN POSITION                           MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
First Lien...............................                  1,305            $  124,454,029.70            73.21%
Second Lien..............................                  1,038                45,538,653.46            26.79
                                                          ------            -----------------          -------
          TOTAL..........................                  2,343            $  169,992,683.16           100.00%
                                                          ======            =================          =======


                                   LOAN RATES

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                 LOAN RATES (%)                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
   5.100 -   5.500.......................                     12            $    1,530,655.68            0.90%
   5.501 -   6.000.......................                     31                 5,379,398.16            3.16
   6.001 -   6.500.......................                     63                 9,060,375.48            5.33
   6.501 -   7.000.......................                    244                27,221,092.12           16.01
   7.001 -   7.500.......................                    356                28,647,131.95           16.85
   7.501 -   8.000.......................                    422                32,413,660.00           19.07
   8.001 -   8.500.......................                    364                22,589,759.67           13.29
   8.501 -   9.000.......................                    264                16,273,274.34            9.57
   9.001 -   9.500.......................                    223                10,145,548.55            5.97
   9.501 -  10.000.......................                    157                 8,404,407.62            4.94
  10.001 -  10.500.......................                    106                 4,774,258.91            2.81
  10.501 -  11.000.......................                     62                 2,326,584.35            1.37
  11.001 -  11.500.......................                     22                   761,197.87            0.45
  11.501 -  12.000.......................                     12                   335,168.43            0.20
  12.001 -  12.500.......................                      2                    88,241.18            0.05
  12.501 -  12.950.......................                      3                    41,928.85            0.02
                                                          ------            -----------------         -------
          TOTAL..........................                  2,343            $  169,992,683.16          100.00%
                                                          ======            =================         =======


                       REMAINING MONTHS TO STATED MATURITY

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
REMAINING MONTHS TO STATED MATURITY (MONTHS)          MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
  46 -  48...............................                      1            $       31,832.83             0.02%
  49 -  72...............................                     17                   427,872.26             0.25
  73 -  96...............................                      3                   119,867.11             0.07
  97 - 120...............................                     92                 2,754,885.80             1.62
 145 - 168...............................                     21                   844,945.41             0.50
 169 - 192...............................                    217                 7,646,232.08             4.50
 217 - 240...............................                    331                12,902,842.56             7.59
 265 - 288...............................                      3                   178,213.64             0.10
 289 - 312...............................                      7                   476,511.81             0.28
 337 - 360...............................                  1,651               144,609,479.66            85.07
                                                          ------            -----------------          -------
          TOTAL..........................                  2,343            $  169,992,683.16           100.00%
                                                          ======            =================          =======


                            MONTHS SINCE ORIGINATION

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
        MONTHS SINCE ORIGINATION (MONTHS)             MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
0      ..................................                    949            $   73,867,427.77           43.45%
1 - 23 ..................................                  1,394                96,125,255.39           56.55
                                                          ------            -----------------         -------
          TOTAL..........................                  2,343            $  169,992,683.16          100.00%
                                                          ======            =================         =======


                                  PROPERTY TYPE

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                  PROPERTY TYPE                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
Single Family Detached...................                  1,770            $  125,990,200.40            74.12%
2-4 Units................................                    157                16,332,531.32             9.61
Single Family Attached...................                    185                 9,725,934.54             5.72
PUD Detached.............................                    104                 9,208,708.26             5.42
Condominium..............................                     84                 5,654,809.96             3.33
PUD Attached.............................                     41                 3,050,563.23             1.79
Townhouse................................                      2                    29,935.45             0.02
                                                          ------            -----------------          -------
          TOTAL..........................                  2,343            $  169,992,683.16           100.00%
                                                          ======            =================          =======


                                OCCUPANCY TYPE(1)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                 OCCUPANCY TYPE                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
Owner Occupied...........................                  2,258            $  163,199,839.92            96.00%
Non-owner Occupied.......................                     85                 6,792,843.24             4.00
                                                          ------            -----------------          -------
          TOTAL..........................                  2,343            $  169,992,683.16           100.00%
                                                          ======            =================          =======

         (1) Based upon representations made by the Mortgagors at the time of origination of such Mortgage Loans.


                                     PURPOSE

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                    PURPOSE                           MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
Cash Out Refinance ......................                  2,332              $168,519,225.31            99.13%
Purchase ................................                     11                 1,473,457.85             0.87
                                                           -----              ---------------           ------
          TOTAL .........................                  2,343              $169,992,683.16           100.00%
                                                           =====              ===============           ======


                                  PRODUCT TYPE

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                  PRODUCT TYPE                        MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
2/28 6 Month LIBOR ......................                  2,088              $146,413,562.35            86.13%
Fixed Rate ..............................                    212                20,274,343.02            11.93
3/27 6 Month LIBOR ......................                     43                 3,304,777.79             1.94
                                                           -----              ---------------           ------
          TOTAL .........................                  2,343              $169,992,683.16           100.00%
                                                           =====              ===============           ======


                        ORIGINAL TERMS TO STATED MATURITY

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
             ORIGINAL TERM (MONTHS)                   MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
 60 -  60 ...............................                     18              $    459,705.09             0.27%
 61 - 120 ...............................                     95                 2,874,752.91             1.69
121 - 180 ...............................                    238                 8,491,177.49             5.00
181 - 240 ...............................                    331                12,902,842.56             7.59
241 - 300 ...............................                     10                   654,725.45             0.39
301 - 360 ...............................                  1,651               144,609,479.66            85.07
                                                           -----              ---------------           ------
          TOTAL .........................                  2,343              $169,992,683.16           100.00%
                                                           =====              ===============           ======


                                  FICO SCORE(1)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                 FICO SCORE(1)                        MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
Not Available ...........................                     24              $  1,532,082.27             0.90%
441 - 460 ...............................                      1                    28,933.21             0.02
461 - 480 ...............................                      4                   584,296.59             0.34
481 - 500 ...............................                     11                   796,949.19             0.47
501 - 520 ...............................                     29                 1,925,154.11             1.13
521 - 540 ...............................                     89                 7,227,699.72             4.25
541 - 560 ...............................                    265                17,507,333.36            10.30
561 - 580 ...............................                    374                23,578,452.87            13.87
581 - 600 ...............................                    367                24,924,668.33            14.66
601 - 620 ...............................                    367                26,403,377.54            15.53
621 - 640 ...............................                    292                22,676,183.66            13.34
641 - 660 ...............................                    211                16,611,868.65             9.77
661 - 680 ...............................                    139                10,959,860.93             6.45
681 - 700 ...............................                     70                 4,907,104.12             2.89
701 - 720 ...............................                     29                 3,019,064.34             1.78
721 - 740 ...............................                     36                 3,946,393.19             2.32
741 - 760 ...............................                     16                 1,354,315.81             0.80
761 - 780 ...............................                      8                   973,775.54             0.57
781 - 800 ...............................                      7                   459,458.88             0.27
801 - 817 ...............................                      4                   575,710.85             0.34
                                                         -----              ---------------           ------
          TOTAL .........................                  2,343              $169,992,683.16           100.00%
                                                           =====              ===============           ======

          (1) Relates to the Original FICO Score, or Updated Fico Score (if available). FICO Scores are current for all Mortgage Loans with seasoning greater than 6 months.


                             PREPAYMENT PENALTY TERM

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
          PREPAY PENALTY TERM (YEARS)                 MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
0 .......................................                    422              $ 40,231,903.09            23.67%
36 ......................................                  1,921               129,760,780.07            76.33
                                                           -----              ---------------           ------
          TOTAL .........................                  2,343              $169,992,683.16           100.00%
                                                           =====              ===============           ======


                               DOCUMENTATION TYPE

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
               DOCUMENTATION TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
Full Documentation ......................                  2,343              $169,992,683.16           100.00%
                                                           -----              ---------------           ------
          TOTAL .........................                  2,343              $169,992,683.16           100.00%
                                                           =====              ===============           ======


                     MARGIN (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                   MARGIN (%)                         MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
 3.900 -  4.000 .........................                      3              $    209,709.81             0.14%
 4.001 -  4.500 .........................                     12                 1,759,187.68             1.17
 4.501 -  5.000 .........................                     32                 4,948,618.70             3.31
 5.001 -  5.500 .........................                    106                13,033,946.65             8.71
 5.501 -  6.000 .........................                    283                24,893,581.91            16.63
 6.001 -  6.500 .........................                    412                29,719,931.40            19.85
 6.501 -  7.000 .........................                    413                29,157,965.18            19.48
 7.001 -  7.500 .........................                    262                16,316,324.95            10.90
 7.501 -  8.000 .........................                    189                 9,872,670.94             6.59
 8.001 -  8.500 .........................                    174                 9,315,611.94             6.22
 8.501 -  9.000 .........................                     99                 4,927,265.68             3.29
 9.001 -  9.500 .........................                    103                 3,994,299.61             2.67
 9.501 - 10.000 .........................                     34                 1,225,010.32             0.82
10.001 - 10.500 .........................                      8                   307,215.37             0.21
11.001 - 11.050 .........................                      1                    37,000.00             0.02
                                                           -----              ---------------           ------
          TOTAL .........................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======


                  MAXIMUM RATE (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
                MAXIMUM RATE (%)                      MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
11.150 - 11.500 .........................                      7              $    806,134.72             0.54%
11.501 - 12.000 .........................                     23                 3,860,254.68             2.58
12.001 - 12.500 .........................                     54                 6,794,441.54             4.54
12.501 - 13.000 .........................                    205                20,477,497.16            13.68
13.001 - 13.500 .........................                    337                25,819,665.21            17.25
13.501 - 14.000 .........................                    352                26,028,296.81            17.38
14.001 - 14.500 .........................                    294                18,938,717.99            12.65
14.501 - 15.000 .........................                    160                10,678,333.75             7.13
15.001 - 15.500 .........................                    105                 6,242,668.31             4.17
15.501 - 16.000 .........................                     97                 7,897,539.91             5.27
16.001 - 16.500 .........................                     89                 5,480,106.08             3.66
16.501 - 17.000 .........................                     94                 4,635,648.75             3.10
17.001 - 17.500 .........................                    123                 5,021,367.49             3.35
17.501 - 18.000 .........................                     76                 3,106,999.26             2.08
18.001 - 18.500 .........................                     59                 1,931,901.05             1.29
18.501 - 19.000 .........................                     45                 1,575,723.52             1.05
19.001 - 19.500 .........................                     10                   388,043.91             0.26
19.501 - 19.660 .........................                      1                    35,000.00             0.02
                                                           -----              ---------------           ------
            TOTAL .......................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======


                  MINIMUM RATE (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
               MINIMUM RATE (%)                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
 5.150 -  5.500 .........................                      7              $    806,134.72             0.54%
 5.501 -  6.000 .........................                     23                 3,860,254.68             2.58
 6.001 -  6.500 .........................                     54                 7,232,516.60             4.83
 6.501 -  7.000 .........................                    209                20,806,093.56            13.90
 7.001 -  7.500 .........................                    349                27,251,821.85            18.20
 7.501 -  8.000 .........................                    396                29,932,168.06            19.99
 8.001 -  8.500 .........................                    346                21,623,891.19            14.44
 8.501 -  9.000 .........................                    236                14,422,008.42             9.63
 9.001 -  9.500 .........................                    210                 9,569,431.94             6.39
 9.501 - 10.000 .........................                    132                 7,383,634.57             4.93
10.001 - 10.500 .........................                     92                 4,030,409.97             2.69
10.501 - 11.000 .........................                     59                 2,149,162.03             1.44
11.001 - 11.500 .........................                     16                   578,812.55             0.39
11.501 - 12.000 .........................                      1                    35,000.00             0.02
12.001 - 12.300 .........................                      1                    37,000.00             0.02
                                                           -----              ---------------           ------
          TOTAL .........................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======


           INITIAL PERIODIC RATE CAP (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
          INITIAL PERIODIC RATE CAP (%)               MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
2.000 ...................................                  1,628              $124,281,208.38            83.01%
3.000 ...................................                    503                25,437,131.76            16.99
                                                           -----              ---------------           ------
          TOTAL .........................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======



          SUBSEQUENT PERIODIC RATE CAP (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
        SUBSEQUENT PERIODIC RATE CAP (%)              MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
0.000 ...................................                      1              $     37,400.00             0.02%
1.000 ...................................                  2,130               149,680,940.14            99.98
                                                           -----              ---------------           ------
          TOTAL .........................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======


           FIRST RATE ADJUSTMENT DATE (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
           FIRST RATE ADJUSTMENT DATE                 MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
November 2005 ...........................                      1              $    189,241.33             0.13%
December 2005 ...........................                      6                   419,445.28             0.28
January 2006 ............................                      4                   151,781.38             0.10
February 2006 ...........................                      9                   696,174.01             0.46
March 2006 ..............................                     13                   988,976.29             0.66
April 2006 ..............................                      8                   731,978.67             0.49
May 2006 ................................                      9                   621,405.82             0.42
June 2006 ...............................                     10                   441,998.14             0.30
July 2006 ...............................                      6                   341,250.56             0.23
August 2006 .............................                      7                   200,405.52             0.13
September 2006 ..........................                      3                    85,559.04             0.06
October 2006 ............................                      1                    22,640.20             0.02
November 2006 ...........................                      4                   181,817.98             0.12
December 2006 ...........................                     11                   642,307.73             0.43
January 2007 ............................                     21                 1,063,607.27             0.71
February 2007 ...........................                     42                 3,755,977.15             2.51
March 2007 ..............................                    112                 7,127,137.60             4.76
April 2007 ..............................                    125                 7,589,298.42             5.07
May 2007 ................................                    148                 8,309,838.92             5.55
June 2007 ...............................                    169                13,791,137.00             9.21
July 2007 ...............................                    135                 8,793,540.89             5.87
August 2007 .............................                    196                12,454,521.87             8.32
September 2007 ..........................                    218                16,226,364.34            10.84
October 2007 ............................                    206                14,102,451.60             9.42
November 2007 ...........................                    214                16,702,897.53            11.16
December 2007 ...........................                    223                16,364,001.87            10.93
January 2008 ............................                    150                11,137,154.78             7.44
February 2008 ...........................                     45                 3,708,223.94             2.48
March 2008 ..............................                      2                    71,677.69             0.05
April 2008 ..............................                      1                    12,747.98             0.01
May 2008 ................................                      6                   590,927.37             0.39
June 2008 ...............................                      5                   135,705.50             0.09
July 2008 ...............................                      7                   881,144.82             0.59
August 2008 .............................                      4                   516,847.03             0.35
September 2008 ..........................                      2                    80,949.06             0.05
November 2008 ...........................                      2                   189,000.00             0.13
December 2008 ...........................                      4                   315,705.56             0.21
January 2009 ............................                      1                    42,500.00             0.03
February 2009 ...........................                      1                    40,000.00             0.03
                                                           -----              ---------------           ------
          TOTAL .........................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======


           NEXT RATE ADJUSTMENT DATE (ADJUSTABLE-RATE MORTGAGE LOANS)

                                                          NUMBER
                                                       OF STATISTIC           CUT-OFF DATE        % OF CUT-OFF DATE
                                                        CALCULATION             AGGREGATE        AGGREGATE PRINCIPAL
            NEXT RATE ADJUSTMENT DATE                 MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
------------------------------------------            --------------        -----------------    -------------------
November 2005 ...........................                      1              $    189,241.33             0.13%
December 2005 ...........................                      6                   419,445.28             0.28
January 2006 ............................                      4                   151,781.38             0.10
February 2006 ...........................                      9                   696,174.01             0.46
March 2006 ..............................                     13                   988,976.29             0.66
April 2006 ..............................                      8                   731,978.67             0.49
May 2006 ................................                      9                   621,405.82             0.42
June 2006 ...............................                     10                   441,998.14             0.30
July 2006 ...............................                      6                   341,250.56             0.23
August 2006 .............................                      7                   200,405.52             0.13
September 2006 ..........................                      3                    85,559.04             0.06
October 2006 ............................                      1                    22,640.20             0.02
November 2006 ...........................                      4                   181,817.98             0.12
December 2006 ...........................                     11                   642,307.73             0.43
January 2007 ............................                     21                 1,063,607.27             0.71
February 2007 ...........................                     42                 3,755,977.15             2.51
March 2007 ..............................                    112                 7,127,137.60             4.76
April 2007 ..............................                    125                 7,589,298.42             5.07
May 2007 ................................                    148                 8,309,838.92             5.55
June 2007 ...............................                    169                13,791,137.00             9.21
July 2007 ...............................                    135                 8,793,540.89             5.87
August 2007 .............................                    196                12,454,521.87             8.32
September 2007 ..........................                    218                16,226,364.34            10.84
October 2007 ............................                    206                14,102,451.60             9.42
November 2007 ...........................                    214                16,702,897.53            11.16
December 2007 ...........................                    223                16,364,001.87            10.93
January 2008 ............................                    150                11,137,154.78             7.44
February 2008 ...........................                     45                 3,708,223.94             2.48
March 2008 ..............................                      2                    71,677.69             0.05
April 2008 ..............................                      1                    12,747.98             0.01
May 2008 ................................                      6                   590,927.37             0.39
June 2008 ...............................                      5                   135,705.50             0.09
July 2008 ...............................                      7                   881,144.82             0.59
August 2008 .............................                      4                   516,847.03             0.35
September 2008 ..........................                      2                    80,949.06             0.05
November 2008 ...........................                      2                   189,000.00             0.13
December 2008 ...........................                      4                   315,705.56             0.21
January 2009 ............................                      1                    42,500.00             0.03
February 2009 ...........................                      1                    40,000.00             0.03
                                                           -----              ---------------           ------
          TOTAL .........................                  2,131              $149,718,340.14           100.00%
                                                           =====              ===============           ======